Exhibit D

                            LAWRENCE B. SEIDMAN, ESQ.
                                 Lanidex Center
                                 100 Misty Lane
                                 P. O. Box 5430
                              Parsippany, NJ 07054
                                  June 6, 1996


Mr. Jeffrey Greenberg
Heritage Management
P. O. Box 627
50 W. Ridgewood Avenue
Ridgewood, New Jersey 07451

Dear Mr. Greenberg:

         The following are the terms and conditions in reference to the investment account for the purchase of stock in public companies:

         1. A margin brokerage account will be opened at Bear Stearns through The Benchmark company, Inc.
in the name of Jeffrey Greenberg.

         2. The account will be a discretionary account with Larry Seidman having the Power of attorney to buy and sell stock in said account provided all funds deposited into the account are for Jeffrey Greenberg and all stock purchased in the account is in the name of Jeffrey Greenberg.

         3.       The account will be funded with a minimum of $50,000.

         4. Jeffrey Greenberg shall have the right to terminate the relationship anytime after June 15,
1998.

         5. Upon such termination, my discretion shall be terminated automatically.

         6. My compensation shall be 1/4 of 1% of the value of the assets in the account computed as of the last day of each calendar quarter. An incentive fee will be paid me equal to 20% of the net profits earned in the account as of the termination date whether same shall be the above termination date or later if agreed to between the parties. 100% of all funds shall go to Jeffrey Greenberg until 100% of the capital is returned, and then the division shall be 80% to Jeffrey Greenberg and 20% to Larry Seidman.

Mr. Jeffrey Greenberg
June 6, 1996
Page 2



         7. I shall have the sole right to vote the shares in the account until termination of my Power of
Attorney.

         8. In the event any portion of this agreement is not in compliance with law, then Jeffrey Greenberg shall have the sole right to terminate this letter, and an accounting shall be done based upon the above quoted administrative fee and profit participation to the date of the termination.

                                                     Very truly yours,


                                                    /s/ LAWRENCE B. SEIDMAN
AGREED AND ACCEPTED:


/s/Jeffrey Greenberg

                            LAWRENCE B. SEIDMAN, ESQ.
                                 Lanidex Center
                                 100 Misty Lane
                                 P. O. Box 5430
                              Parsippany, NJ 07054
                                  June 6, 1996


Mr. Steven Greenberg
Heritage Management
P. O. Box 627
50 W. Ridgewood Avenue
Ridgewood, New Jersey 07451

Dear Mr. Greenberg:

         The following are the terms and conditions in reference to the investment account for the purchase of stock in public companies:

         1. A margin brokerage account will be opened at Bear Stearns through The Benchmark Company, Inc., in the name of Steven Greenberg.

         2. The account will be a discretionary account with Larry Seidman having the Power of attorney to buy and sell stock in said account provided all funds deposited into the account are for Steven Greenberg and all stock purchased in the account is in the name of Steven Greenberg.

         3.       The account will be funded with a minimum of $50,000.

         4. Steven Greenberg shall have the right to terminate the relationship anytime after February 1,
1997.

         5. Upon such termination, my discretion shall be terminated automatically.

         6. My compensation shall be 1/4 of 1% of the value of the assets in the account computed as of the last day of each calendar quarter. An incentive fee will be paid me equal to 20% of the net profits earned in the account as of the termination date whether same shall be the above termination date or later if agreed to between the parties. 100% of all funds shall go to Steven Greenberg until 100% of the capital is returned, and then the division shall be 80% to Steven Greenberg and 20% to Larry Seidman.

Mr. Steven Greenberg
June 6, 1996
Page 2


         7. I shall have the sole right to vote the shares in the account until termination of my Power of Attorney.

         8. In the event any portion of this agreement is not in compliance with law, then Steven Greenberg shall have the sole right to terminate this letter, and an accounting shall be done based upon the above quoted administrative fee and profit participation to the date of the termination.

                                                     Very truly yours,



                                                    /s/ LAWRENCE B. SEIDMAN
AGREED AND ACCEPTED:

/s/Steven Greenberg